Supplement dated August 5, 2013 to Prospectus dated March 1, 2013

KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement on February 19, 2013 to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor.  On July 31, 2013, the closing of the aforementioned sale was completed.

At a Special Meeting of Shareholders of the Institutional Diversified Stock Fund held on May 17, 2013 and various adjournments thereof, Fund shareholders elected the proposed Trustees, and approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, at the same fee rate as that under the previous investment advisory agreement.

The previous investment advisory agreement was terminated upon the closing. On August 1, 2013, the new Investment Advisory Agreement, as approved by shareholders, became effective.

In addition, the following changes to this Prospectus are effective August 1, 2013:

1.              The second sentence of the section “Organization and Management of the Funds — The Investment Adviser” on page 13 of the Prospectus is replaced with the following:

“The Adviser is a New York corporation registered as an investment adviser with the SEC.”

2.              The first sentence of the section “Other Service Providers” on page 28 of the Prospectus is replaced with the following:

“Victory Capital Advisers, Inc. (the Distributor), member FINRA and SIPC, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the Fund’s shares.”

The Fund is distributed by Victory Capital Advisers, Inc. (“VCA”), member FINRA and SIPC. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.

Supplement dated August 5, 2013 to

Statement of Additional Information dated March 1, 2013

1.              The first sentence in the first paragraph of the section “Management Of The Trust — Leadership Structure and Board of Trustees” on page 31 is replaced with the following:

“The Trust is governed by a Board of Trustees consisting of seven Trustees, six of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”).

2.              Ms. Shepherd retired from the Board and references to Ms. Shepherd are deleted from the Statement of Additional Information.

3.              The first two sentences in the first paragraph of the section “Advisory and Other Contracts — Investment Adviser” on page 38 is replaced with the following:

“One of the Trust’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”).  A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with a substantial minority interest owned by employees of the Adviser.”

4.              The second paragraph of the section “Advisory and Other Contracts — Investment Adviser” on page 38 is deleted in its entirety.

5.              The first sentence of the section “Advisory and Other Contracts — The Advisory Agreement” on page 38 is replaced with the following:

“Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), provides that it will continue in effect as to the Fund until December 31, 2014 and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of the Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose.”

6.              The third paragraph of the section “Advisory and Other Contracts — The Advisory Agreement” on page 38 is replaced with the following:

“Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.”

7.              The second, third and fourth paragraph of the section “Compensation”  on pages 39 to 40 are hereby replaced with the following:

“A portfolio manager’s annual incentive bonus is based on the manager’s investment performance results.  The Adviser establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target is set at a percentage of base salary, generally ranging from 40% to 150%.  Individual performance is based on objectives established annually during the first quarter of the fiscal year and are utilized to determine incentive award allocation within the team. Individual performance metrics include portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory’s philosophy and values, such as leadership, risk management and teamwork.  Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% - 100% weighting.  The overall performance results of each Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies.  The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results.  For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one, three and five year rolling performance.

In addition to the compensation described above, each of the Fund’s portfolio managers may earn additional incentive compensation based on a percentage of the revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.

The Fund’s portfolio managers may participate in VCH’s equity ownership plan.  There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.    Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.  The Fund’s portfolio managers are equity owners in the firm.”

8.              The first sentence of the section “Distributor” on page 45 is hereby replaced with the following:

“Victory Capital Advisers, Inc. located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement with the Trust dated August 1, 2013.”

9.              The “Revised Date:” appearing on the top of page B-3 is replaced with August 1, 2013.

10.       The first sentence in the fourth paragraph under “Proxy Voting Procedure” on page B-4 is replaced with the following:

“The Proxy Committee is comprised of at least the following: Head of Investment Administration, a Senior Equity Analyst, Victory Portfolio Managers, and Head of Fund Administration.

11.       The fourth bullet point under “Material Conflicts of Interest” on page B-47 is replaced with the following:

“Solicit the opinion of Victory’s Chief Compliance Officer, or his/her designee or consult an internal or external, independent adviser”

12.       The second sentence under “Exception/Escalation Policy” on page B-52 is deleted.